                                                                   EXHIBIT 10.12

                                SECOND AMENDMENT
                         TO SHORT-TERM CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO SHORT-TERM CREDIT AGREEMENT dated June 4, 1997 ("this Amendment") is entered into by BOOKS-A-MILLION, INC., a Delaware corporation ("BAM"), AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation ("AWBC"; BAM and AWBC are sometimes together referred to as the "Borrowers") and AMSOUTH BANK OF ALABAMA, an Alabama banking corporation (the "Lender").


                                    RECITALS

         A. The Borrowers and the Lender have heretofore entered into a Short-Term Credit Agreement dated as of October 27, 1995, (the "Credit Agreement") whereby the Lender made available to the Borrowers a revolving credit facility in an aggregate principal amount outstanding not to exceed $10,000,000 (the "Revolving Facility"), the proceeds of which were to be used by the Borrowers for general corporate purposes.

         B. The Borrowers and the Lender entered thereafter into a First Amendment to Short-Term Credit Agreement dated as of November 1, 1996, (the "First Amendment") whereby the Lender increased the Maximum Credit Amount of the Revolving Facility to an amount not to exceed $20,000,000 and extended the Termination Date of the Revolving Facility until June 30, 1997. The Credit Agreement and the First Amendment shall be collectively referred to as the "Agreement."

         B. The Borrowers have applied to the Lender for an extension of the Termination Date of the Revolving Facility until June 3, 1998 and for a reduction in the Maximum Credit Amount of the Revolving Facility to an amount not to exceed $10,000,000, the proceeds of which will continue to be used by the Borrowers for general corporate purposes.

         C. The Borrowers and the Lender wish to amend the Agreement as requested by the Borrowers and as further set forth in this Amendment.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrowers and the Lender hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

         2. The defined term "Maximum Credit Agreement" set forth in Article I of the Agreement is hereby deleted in its entirety.

         3. The defined term "Maximum Credit Amount" is added to Article I of the Agreement and shall read as follows:

            "Maximum Credit Amount shall mean Ten Million and No/100 Dollars ($10,000,000.00)."

         4. The defined term "Revolving Facility" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                  "Revolving Facility shall mean the credit facility made available to the Borrowers by the Lender under the terms of Article 2 in an aggregate amount of $10,000,000 as may be reduced by the Borrowers pursuant to Section 2.6 hereof."


         5. The defined term "Termination Date" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                  "Termination Date" means June 3, 1998, as the same may be extended from time to time in accordance with Section 2.7 hereof."

         6. Section 5.8 set forth in Article 5 is hereby amended to read, in its entirety, as follows:

                  SECTION 5.8  ERISA.

                  (a) Prohibited Transactions. The execution and delivery of this Agreement and the issuance and delivery of the Note as contemplated hereby will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Internal Revenue Code, as amended.

                  (b) Compliance. Based on ERISA and the regulations and published interpretations thereunder, it is in compliance in all material respects with the applicable provisions of ERISA.

                  (c) Reportable Events. No "Reportable Event," as defined in
         Section 4043(b) of Title IV of ERISA, has occurred with respect to any plan maintained by it.

                  (d) Liabilities. Neither BAM nor any Consolidated Entity is currently or will become subject to any liability (other than routine Plan expenses or contributions, if timely paid), tax or penalty whatsoever to any person whomsoever, which liability, tax or penalty is directly or indirectly related to any Plan including, but not limited to, any penalty or liability arising under Title I or Title IV of ERISA, any tax or penalty resulting from a loss of deduction under Sections 404 or 419 of the Code, or any tax or penalty under Chapter 43 of the Code, except such liabilities, taxes, or penalties (when taken as a whole) as will not have a material adverse effect on BAM and its Consolidated Entities taken as a whole, or upon their financial condition, assets, business, operations, liabilities or prospects; and

                  (e) Funding. BAM and each ERISA Affiliate has made full and timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each Plan. No Plan would have an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA) if such Plan were terminated as of the date on which this representation and warranty is made.

         7. The reference to the figure "$20,000,000" as it refers to the defined term "Note" in Section 2.1(a) of the Agreement is hereby amended to refer instead to the figure "$10,000,000."

         8. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, as modified hereby, nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Note; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Loan Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Note or the Agreement or the Loan Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

         9. All references in the Loan Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

         10. The Borrowers hereby certify that the organizational documents of the Borrowers have not been amended since October 27, 1995.

         11. The Borrowers hereby represent and warrant to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof; and the Borrowers hereby certify that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

         12. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         13. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Loan Documents not expressly waived, acknowledged or consented to previously by the Lender in writing.

         14. This Amendment shall be governed by the laws of the State of Alabama.

                         [Signatures on following pages]

         IN WITNESS WHEREOF, each of the Borrowers and the Lender has caused this Amendment to be executed and delivered by its duly authorized corporate officer as of the day and year first above written.


                                  BOOKS-A-MILLION, INC.


                                  By:/s/ Sandra B. Cochran
                                     --------------------------------------
                                     Its Executive Vice President
                                         ----------------------------------


                                  AMERICAN WHOLESALE BOOK COMPANY,
                                       INC.


                                  By:/s/ Sandra B. Cochran
                                     --------------------------------------
                                     Its Vice President
                                         ----------------------------------


                                  Hand Delivery Address:

                                  402 Industrial Lane
                                  Birmingham, Alabama 35211
                                  FAX:  (205) 945-1772
                                  Attention:  Chief Financial Officer

                                  Mailing Address:

                                  Post Office Box 19768
                                  Birmingham, Alabama 35219
                                  FAX:  (205) 945-1772
                                  Attention:  Chief Financial Officer

                                   AMSOUTH BANK OF ALABAMA


                                   By:/s/ David A. Simmons
                                      --------------------------------------
                                      Its  Senior Vice President
                                          ---------------------------------


                                   Hand Delivery Address:

                                   AmSouth-Sonat Tower
                                   1900 Fifth Avenue North
                                   Birmingham, Alabama  35203
                                   FAX:  (205) 326-5601
                                   Attention:  David A. Simmons

                                   Mailing Address:

                                   P. O. Box 11007
                                   Birmingham, Alabama  35288
                                   FAX:  (205) 326-5601
                                   Attention:  David A. Simmons